PUBLIC HEALTH. SERVICE

EIGHTH AMENDMENT TO L-354-1998/0

This is the eighth amendment (“Eighth Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) or the Food and Drug Administration (“FDA”), hereinafter singly or collectively referred to as agencies of the United States Public Health Service (“PHS”) within the Department of Health and Human Services (“HHS”), and Zonagen, Inc. having an effective date of April 16, 1999 and having NIH Reference Number L-354-1998/0 (“Agreement”). This Eighth Amendment, having NIH Reference Number L-354-1998/8, is made between the PHS through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and Repros Therapeutics, Inc., having an office at 2408 Timberloch Place, Suite B-7, The Woodlands, Texas 77280, U.S.A. (“Licensee”). This Eighth Amendment includes, in addition to the amendments made below, 1) a Signature Page and 2) Attachment 1 (Royalty Payment Information).

WHEREAS, PHS and Licensee desire that the Agreement be amended an eighth time as set forth below in order to amend its Appendix A – Patent(s) or Patent Applications(s).

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, PHS and Licensee, intending to be bound, hereby mutually agree to the following:

1)	Replace Appendix A in the Agreement with Appendix A, as follows:

I)	U.S. Patent(s) or Patent Application(s):

(a)	U.S. Provisional Application No. 60/016,628, filed May 1, 1996, abandoned (HHS Ref. No. E-016-1996/0-US-01),

(b)	U.S. Patent No. 6,861,415, issued March 1, 1995 (HHS Ref. No. E-016-1996/0-US-24),

(c)	U.S. Patent No. 7,087,591, issued August 8, 2006 (HHS Ref. No. E-016-1996/0-US-25),

(d)	U.S. Application No. 11/500,627, filed August 7, 2006, allowed (HHS Ref. No. E-016-1996/0-US-26),

(e)	U.S. Application No. 12/641,172, filed December 17, 2009, pending (HHS Ref. No. E-016- 1996/0-US-28),

(f)	U.S. Patent No. 6,900,193, issued May 31, 2005 (HHS Ref. No. E-155-1999/0-US-01), and

(g)	U.S. Application No. 11/069,817, filed February 28, 2005, pending (HHS Ref. No. E-155-1999/0-US-07);

II)	International Patent(s) or Patent Application(s):

(a)	PCT Application No. PCT/US97/07373, filed April 30, 1997, expired (HHS Ref. No. E-016- 1996/0-PCT-02),

(b)	Australian Patent No 710139, granted January 20, 2000 (HHS Ref. No. E-016-1996/0-AU-03),

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(c)	Canadian Patent No. 2253673, granted September 8, 2009 (HHS Ref. No. E-016-1996/0-CA-04),

(d)	European Patent No. 0900234, granted July 5, 2000 (HHS Ref. No. E-016-1996/0-EP-05) and validated in the following EPC member states: Germany, France, United Kingdom, Italy, Belgium, Denmark, Greece, Austria, Switzerland, Spain, Netherlands, Sweden, Finland, Ireland, and Portugal,

(e)	Hungarian Application No. P9903515, filed April 30, 1997, pending (HHS Ref. No. E-016-1996/0-HU-06),

(f)	Japanese Patent No 4260886, granted February 20, 2009 (HHS Ref. No. E-016-1996/0-JP-07),

(g)	Mexican Patent No. 213200, granted March 12, 2003 (HHS Ref. No. E-016-199610-MX-08),

(h)	Canadian Application No. 2668824, filed June 4, 2009, pending (HHS Ref. No. E-016-1996/0-CA-27).

(i)	PCT Application No. PCT/US2001/008681, filed March 16, 2001, expired (HHS Ref. No. F-155-1999/0-PCT-02),

(j)	Australian Patent No. 2001245849, granted April 19, 2007 (HHS Ref. No. E-155-1999/0-AU-03),

(k)	Canadian Patent No. 2403756, granted February 9, 2010 (HHS Ref. No. E-155-1999/0-CA-04),

(l)	European Patent No. 1265911, granted May 21, 2008 (HHS Ref. No. E-155-1999/0-EP-05) and validated in the following EPC member states: Austria, Belgium, Switzerland, Cyprus, Germany, Spain, Finland, France, United Kingdom, Greece, Monaco, Netherlands, Portugal, Sweden, Turkey, Denmark, Ireland, Italy, and Luxembourg,

(m)	Japanese Application No. 2001-572529, filed March 16, 2001, pending (HHS Ref. No. E-155-199910-JP-06), and

(n)	European Application No. 8009259.6, filed May 20, 2008, pending (HHS Ref. No. E-155-199910-EP-27).

2)	Within sixty (60) days of the execution of this Eighth Amendment, Licensee shall pay PHS an amendment issue royalty in the sum of ten thousand U.S. dollars ($10,000), to be sent to the address specified in Attachment 1.

3)	PHS has agreed to allow Licensee to defer payment of the royalty due under Paragraph 6.02 of the Agreement for unreimbursed patent expenses incurred by PHS on or prior to the effective date of this Eighth Amendment. Licensee shall pay PHS this royalty in four (4) installments, according to the following payment schedule:

a)	A first installment of fifty thousand U.S. dollars ($50,000), payable six (6) months from the effective date of this Eighth Amendment;

b)	A second installment of fifty thousand U.S. dollars ($50,000), payable twelve (12) months from the effective date of this Eighth Amendment;

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c)	A third installment of fifty thousand U.S. dollars ($50,000), payable eighteen (18) months from the effective date of this Eighth Amendment; and

d)	A fourth installment equal to any remaining unreimbursed patent expenses incurred by PHS on or prior to the effective date of this Eighth Amendment, payable two (2) years from the effective date of this Eighth Amendment.

If the Agreement is terminated before full payment of this royalty, the remaining unpaid amount shall become immediately due to PHS per the provisions of Paragraph 13.09 of the Agreement. Royalties for patent expenses incurred by PHS after the effective date of this Eighth Amendment shall be paid according to the terms of Paragraph 6.02 of the Agreement.

4)	In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

5)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

6)	The terms and conditions of this Eighth Amendment shall, at PHS’ sole option, be considered by PHS to be withdrawn from Licensee’s consideration and the terms and conditions of this Eighth Amendment, and the Eighth Amendment itself to be null and void, unless this Eighth Amendment is executed by the Licensee and a fully executed original is received by PHS within sixty (60) days from the date of PHS signature found at the Signature Page.

7)	This Eighth Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

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EIGHTH AMENDMENT TO -354-1998/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Eighth Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For PHS:
Richard U. Rodriguez Director, Division of Technology Development and Transfer Office of Technology Transfer National Institutes of Health	Date

Mailing Address for Agreement notices:

Chief, Monitoring & Enforcement Branch, DTDT
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

For Licensee (upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of Licensee made or referred to in this document are truthful and accurate):
By:
Joseph S. Podolski	Date
Chief Executive Officer

I.

Official and Mailing Address of Agreement notices:

Joseph S. Podolski
Chief Executive Officer
Repros Therapeutics, Inc.
2408 Timberloch Place, Suite B-7
The Woodlands, Texas 77380

E-mail Address: podolski@reprosrx.com
Telephone: 281-719-3400
Fax: 281-719-3446

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II.	Official and Mailing Address for Financial notices (Licensee’s contract for royalty payments):
Louis Ploth
CFO and VP, Business Development
Repros Therapeutics, Inc.
2408 Timberloch Place, Suite B-7
The Woodlands, Texas  77380

E-mail Address: lploth@reprosrx.com
Telephone: 281-719-3454
Fax: 281-719-3446

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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ATTACHMENT ROYALTY PA TENT OPTIONS

NIH/PHS License Agreements

*In order to process payment via Electronic Funds Transfer sender MUST supply the following information:

Procedure for Transfer of Electronic Funds to NTH for Royalty Payments

Bank Name: Federal Reserve Bank
ABA# 021030004
TREAS NYC
BNF=/AC-75080031
OBI=Licensee Name and OTT Reference Number
Dollar Amount Wired=$$

NOTE: Only U.S. banks can wire directly to the Federal Reserve Bank. Foreign banks cannot wire directly to the Federal Reserve Bank, but must go through an intermediary U.S. bank. Foreign banks may send the wire transfer to the U.S. bank of their choice, who, in turn forwards the wire transfer to the Federal Reserve Bank.

Checks drawn on a U.S. bank account should be sent directly to the following address:

National Institutes of Health (NIH)
P.O. Box 979071
St. Louis, MO 63197-9000

Overnight or carrier deliveries should be sent to the following address:

US Bank
Government Lockbox SL-MO-C2GL
1005 Convention Plaza
St. Louis, MO 63101
Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH)
Office of Technology Transfer
Royalties Administration Unit
6011 Executive Boulevard
Suite 325, MSC 7660
Rockville, Maryland 20852
Phone: 301-496-7057

All checks should be made payable to “NIH Patent Licensing”.

The OTT Reference Number MUST appear on checks, reports and correspondence

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